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Exhibit 99.2

STATE OF SOUTH CAROLINA

COUNTY OF YORK

IN RE 3D SYSTEMS CORP.	Lead Case No. 2021-CP-46-02308
SHAREHOLDER DERIVATIVE LITIGATION
(CONSOLIDATED WITH CASE NO. 2021-CP-46-02312)

(Derivative Action)

This Document Relates To:

ALL ACTIONS

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement dated as of April 30, 2024 (the “Stipulation”) is made and entered into by and among the following parties through their respective counsel: (i) plaintiffs Eric Lesar (“Lesar”) and William Scanlon (“Scanlon”), each of whom commenced actions in the Court of Common Pleas for the 16th Judicial Circuit, State of South Carolina, County of York (the “Court”), consolidated as In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP-46-02308 (S.C. Ct. Com. Pl. York Cnty.); plaintiffs Thang Duc Nguyen and Geza Bohus, each of whom commenced actions in U.S. District Court for the Eastern District of New York, consolidated as In re 3D Systems Corp. S’holder Derivative Litigation, Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.); plaintiff Joseph F. Fernicola (“Fernicola”), who commenced an action in the Supreme Court of the State of New York, Kings County, captioned Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613/2022 (N.Y. Sup. Ct., Kings Cnty.); and stockholder Amy Vandeveld (“Vandeveld”), who served an inspection demand pursuant to 8 Del. C. § 220 dated September 16, 2022 (collectively, “Stockholders”) (acting on their own behalf, and derivatively on behalf of 3D Systems Corporation (“3D Systems” or the

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“Company”)); (ii) defendants Jeffrey A. Graves, Vyomesh I. Joshi, Jagtar Narula, Wayne Pensky, Todd A. Booth, Charles W. Hull, Charles G. McClure, Jr., Malissia R. Clinton, William E. Curran, Thomas W. Erickson, William D. Humes, Jim D. Kever, Kevin S. Moore, Vasant Padmanabhan, John J. Tracy, and Jeffrey Wadsworth (collectively, the “Individual Defendants”); and (iii) nominal defendant 3D Systems (together with Stockholders and the Individual Defendants, the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims1 upon Court approval and subject to the terms and conditions hereof.

I.	SUMMARY OF THE ACTIONS

A.	The South Carolina Derivative Action

On July 26, 2021, plaintiffs Lesar and Scanlon separately filed putative stockholder derivative actions in the Court,2 pleading claims for breach of fiduciary duty and other related claims on behalf of 3D Systems against the Individual Defendants as present and former directors and officers of the Company, which were consolidated by court order on October 26, 2021 (the “South Carolina Derivative Action”). The Court appointed Johnson Fistel, LLP and Robbins LLP as co-lead counsel and Griffin Humphries LLC as liaison counsel.

On a consent motion by the parties to the South Carolina Derivative Action, the Court stayed the case until thirty (30) days after the earlier of: (i) the close of discovery in the related securities class action captioned In re 3D Sys. Secs. Litig., No. 1:21-cv-01920-NGG-TAM (E.D.N.Y.) (the “Securities Action”); or (ii) the deadline for appealing a dismissal of the Securities Action with prejudice.

[1]	All capitalized terms not otherwise defined shall have the meanings ascribed to them in Section IV.1. herein.
[2]	Lesar v. Graves, et al., No. 2021-CP-46-02308 (S.C. Ct. Com. Pl. York Cnty. July 26, 2021); Scanlon v. Graves, et al., No. 2021-CP-46-02312 (S.C. Ct. Com. Pl. York Cnty. July 26, 2021).

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Plaintiffs in the South Carolina Derivative Action participated in arm’s-length negotiations for more than a year alongside counsel for the remaining Stockholders, and those negotiations ultimately resulted in the Settlement on the terms set forth herein.

B.	The New York Federal Derivative Action

On June 15, 2021, plaintiff Thang Duc Nguyen initiated a stockholder derivative action in the U.S. District Court for the Eastern District of New York on behalf of 3D Systems against the Individual Defendants alleging the same or substantially similar claims. On August 27, 2021, on a joint stipulation by the parties, the action was stayed on the same terms as the South Carolina Derivative Action.

During the pendency of the stay, on April 18, 2022, plaintiff Geza Bohus separately commenced a related stockholder derivative action in the U.S. District Court for the Eastern District of New York. On June 16, 2022, on stipulation by the parties, the actions were consolidated as In re 3D Sys. Corp. S’holder Derivative Litig., Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.) (the “New York Federal Derivative Action”), and Glancy Prongay & Murray LLP and Hynes & Hernandez, LLC were appointed co-lead counsel of the New York Federal Derivative Action.3

Plaintiffs in the New York Federal Derivative Action participated in over one year’s worth of arm’s-length negotiations alongside counsel for the remaining Stockholders, which resulted in the Settlement on the terms set forth herein.

[3]	Nguyen v. Joshi, et al., No. 1:21-cv-03389-NGG-TAM (E.D.N.Y. July 16, 2022), ECF No. 11; Bohus v. Joshi, et al., No. 1:22-cv-02203-NGG-TAM (E.D.N.Y. July 16, 2022).

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C.	The New York State Derivative Action

On May 2, 2022, plaintiff Fernicola initiated a factually related stockholder derivative action in the Supreme Court of New York, Kings County on behalf of 3D Systems against the Individual Defendants alleging the same or substantially similar claims, captioned Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613/2022 (N.Y. Sup. Ct., Kings Cnty.) (the “New York State Derivative Action”). On June 24, 2022, by joint stipulation, the parties agreed to stay the New York State Derivative Action.

On August 15, 2022, plaintiff Fernicola voluntarily dismissed the New York State Derivative Action without prejudice.

Plaintiff in the New York State Derivative Action participated in over one year’s worth of arm’s-length negotiations alongside counsel for the remaining Stockholders, which resulted in the Settlement on the terms set forth herein.

D.	The Inspection Demand

On September 16, 2022, Stockholder Amy Vandeveld served on the 3D Systems’ Board of Directors (“Board”) an inspection demand pursuant to 8 Del. C. § 220 (the “Inspection Demand,” and together with the South Carolina Derivative Action, the New York Federal Derivative Action, and the New York State Derivative Action, the “Derivative Matters”). Following months of negotiations and the execution of a confidentiality agreement, in February 2023 the Company began rolling productions of an initial compromise production in response to the Inspection Demand (the “Section 220 Documents”). Stockholder Vandeveld continued having follow-up correspondence and meet and confer conferences with the Company regarding the Section 220 Documents through October 2023. The Section 220 Documents comprised nearly 2,500 pages, and consisted of the most recent director questionnaire for each member of the current Board and non-privileged Board and Audit Committee meeting minutes and materials from January 1, 2020

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through May 10, 2021 relating to the allegations in the Securities Action, including the Company’s goodwill impairment analyses, decision to recast certain revenue, determination that material weaknesses in internal controls existed, and delay in making certain filings with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Vandeveld participated in over one year’s worth of arm’s-length negotiations alongside counsel for the remaining Stockholders, which resulted in the Settlement on the terms set forth herein.

E.	Settlement Negotiations

On February 3, 2023, as part of a coordinated global settlement effort, counsel for Stockholders submitted a confidential settlement demand letter to Defendants’ Counsel outlining a proposed framework for settlement of the derivative claims asserted in the Derivative Matters, which included, inter alia, detailed proposed corporate governance reforms. The Settling Parties then participated in approximately ten months of settlement discussions which included the exchange of multiple written offers and counteroffers, as well as telephonic communications regarding the same.

In November of 2023, the Settling Parties agreed to retain Michelle Yoshida, Esq. of Phillips ADR Enterprises (the “Mediator”). With the help of the Mediator, the Settling Parties were able to narrow the issues through the exchange of further written offers and counteroffers and on February 13, 2024, the Settling Parties participated in an all-day, in-person mediation session with the Mediator in New York, New York. In advance of the mediation, and for settlement purposes only, Defendants produced the Section 220 Documents that Stockholder Vandeveld had obtained to the other Stockholders for their review in order to help further inform the settlement negotiations.

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At the mediation, the Settling Parties reached an agreement in principle on the material substantive terms of a settlement of the Derivative Matters, including Corporate Governance Reforms and the terms of general releases. The Settling Parties thereafter commenced good faith negotiations concerning a reasonable award of attorneys’ fees and expenses to be paid to Stockholders’ Counsel in recognition of the substantial corporate benefits conferred upon 3D Systems by the settlement.

Following continued negotiations, assisted and overseen by the Mediator, the Settling Parties reached agreement on the attorneys’ fees and expenses to be paid to Stockholders’ Counsel. The Settling Parties executed a binding Term Sheet memorializing the material terms of the settlement on March 1, 2024.

This Stipulation, together with the Exhibits hereto, reflects the final and binding agreement between the Settling Parties.

II.	CLAIMS OF STOCKHOLDERS AND BENEFITS OF SETTLEMENT

Stockholders assert claims for breach of fiduciary duty and related stockholder causes of action against the Individual Defendants in connection with the Individual Defendants’ alleged: (i) failure to integrate Cimatron Ltd. after its acquisition by the Company for $97 million, followed by the sale of Cimatron Ltd. for $65 million; (ii) failure to properly account for the Cimatron Ltd. sale due to internal controls deficiencies; (iii) failure to properly recognize revenue and disclose the Company’s collaborative arrangement with United Therapeutics Corporation; (iv) making of false and misleading statements regarding the Company’s fourth quarter 2020 performance; (v) failure to monitor and remediate quality control problems with powder management units used for the Company’s high-end DMP Factory printers, and subsequent failure to account for this in inventory disclosures; (vi) implementation of a restructuring plan; (vii) conscious disregard of internal controls deficiencies and making of false and misleading statements attesting to the adequacy of same; and (viii) failure to provide adequate oversight of the Company to prevent any of the above.

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Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit. However, Stockholders and Stockholders’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Derivative Matters through trial and any subsequent appeal(s). Stockholders and Stockholders’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their investigation and evaluation set forth in more detail infra, Stockholders and Stockholders’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of 3D Systems and its stockholders.

Stockholders’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing 3D Systems’ press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Matters and the potential defenses thereto; (iv) preparing and filing derivative complaints in the Derivative Matters and sending the Inspection Demand; (v) reviewing and analyzing relevant pleadings in the Securities Action, and evaluating the merits of, and Defendants’ liability in connection with, the Securities Action and the Derivative Matters; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) separately reviewing and

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evaluating nearly 2,500 of pages of non-public documents produced by Defendants in response to Stockholder Vandeveld’s Inspection Demand; (viii) participating in extensive settlement discussions with Defendants’ Counsel over the course of more than a year, including an in-person mediation in New York, New York; and (ix) negotiating the Term Sheet and this Stipulation.

Based on Stockholders’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Stockholders and Stockholders’ Counsel submit that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and in the best interests of 3D Systems and its stockholders. The Settlement confers substantial corporate benefits on 3D Systems and its stockholders, including, inter alia, the adoption of the following categories of Corporate Governance Reforms (further detailed in Exhibit A hereto): (i) enhanced board independence and oversight reforms; (ii) Audit Committee refreshment and enhancement; (iii) mandatory quarterly reporting from management to the Board regarding acquisitions, divestitures, employment-related changes, the Company’s financial performance, and cash flow information presented in the Company’s public filings; (iv) separation of the roles of Chief Executive Officer and chair of the Board; (v) adoption and implementation of a Clawback Policy on October 2, 2023 requiring the reimbursement or forfeiture of excess incentive-based compensation received by the Company’s executive officers in the event of an accounting restatement (attached as Exhibit A-1 hereto); (vi) formalization of a Mergers & Acquisitions Committee and the adoption and implementation of a new policy regarding same (attached as Exhibit A-2 hereto); (vii) formalization of a Disclosure Committee and the adoption and implementation of a new policy regarding same (attached as Exhibit A-3 hereto); (viii) enhancements to the duties of the Chief Compliance Officer; and (ix) other enhancements to policies and oversight designed to reduce opportunities and incentives to commit similar wrongdoing as alleged in the Derivative Matters.

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The terms of the Settlement directly address the claims at issue in the Derivative Matters. Additionally, Defendants acknowledge that the initiation, filing, and maintenance of the Derivative Matters were a substantial factor in the Board’s adoption and implementation of the Corporate Governance Reforms. As such, based on the forgoing and upon Stockholders ’ Counsel’s evaluation, Stockholders have agreed to settle the Derivative Matters upon the terms and subject to the conditions set forth herein.

III.	THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied, and continue to deny, any and all allegations of fault, wrongdoing, liability, or damages whatsoever. Specifically, the Individual Defendants have expressly denied, and continue to deny, each and all of the claims by Stockholders in the Derivative Matters, including, without limitation, any liability arising out of any conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Matters. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to 3D Systems or its stockholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Stockholders, 3D Systems, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Matters or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of 3D Systems and its stockholders. In addition, the Individual Defendants maintain that they have meritorious defenses to all claims alleged in the Derivative Matters.

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The Individual Defendants are entering into this Settlement to eliminate the uncertainty, burden, and expense of further protracted litigation. Pursuant to the terms set forth below, this Stipulation (including all of the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, wrongdoing, liability, or damage whatsoever or any infirmity in the defenses that the Individual Defendants could have asserted. The Individual Defendants have determined that it is desirable and beneficial to them that the Derivative Matters be settled in the manner and upon the terms set forth in this Stipulation.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties through their respective counsel, that in exchange for the consideration set forth below, the Derivative Matters and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Matters shall be dismissed with prejudice as to the Individual Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “3D Systems” or the “Company” means 3D Systems Corporation, a Delaware corporation with its headquarters in Rock Hill, South Carolina, including, but not limited to, its predecessors, successors, parents, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.

1.2 “Board” means the present and future Board of Directors of 3D Systems.

1.3 “Corporate Governance Reforms” means the corporate governance measures set forth in Exhibit A attached hereto.

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1.4 “Current 3D Systems Stockholders” means any Person or Persons who are record or beneficial owners of 3D Systems common stock as of the date of this Stipulation and who continue to hold such 3D Systems common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of 3D Systems, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest.

1.5 “Defendants” means the Individual Defendants and 3D Systems.

1.6 “Defendants’ Counsel” means the law firms Alston & Bird and Maynard Nexsen or their successor(s).

1.7 “Derivative Matters” means In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP-46-02308 (S.C. Ct. Com. Pl. York Cnty.); In re 3D Systems Corp. S’holder Derivative Litigation, Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.); Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613/2022 (N.Y. Sup. Ct., Kings Cnty.); and the Inspection Demand sent by Stockholder Amy Vandeveld pursuant to 8 Del. C. § 220 dated September 16, 2022.

1.8 “Court” means the Court of Common Pleas for the 16th Judicial Circuit, State of South Carolina, County of York.

1.9 “Effective Date,” or the date upon which this Settlement becomes “effective,” means the first date by which all of the events and conditions specified in ¶ 6.1 of this Stipulation have been met and have occurred.

1.10 “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof.

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1.11 “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit C attached hereto: (i) the expiration of the time to file a notice of appeal from the Judgment; (ii) if an appeal has been filed or if an appeal is taken, the Court of Appeals has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (iii) if a higher court has granted further appellate review, that higher court has either affirmed the underlying Judgment or affirmed the Court of Appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or the payment of Service Awards (as defined below in ¶ 4.3). Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final.

1.12 “Judgment” means the Final Order and Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit C.

1.13 “Notice” means the Notice of Pendency and Proposed Settlement of Stockholder

Derivative Matters, substantially in the form attached hereto as Exhibit B-1.

1.14 “Notices” refers collectively to the Notice and the Summary Notice (defined herein).

1.15 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.

1.16 “Related Persons” means each of the Defendants’ past or present agents, attorneys, accountants, auditors, advisors, subsidiaries, insurers, co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, successors, and assigns.

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1.17 “Released Claims” means any and all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown Claims (as defined in ¶ 1.28 below), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Stockholders, 3D Systems, or any 3D Systems stockholder derivatively on behalf of 3D Systems, (i) asserted in any of the complaints in the Derivative Matters or in the Inspection Demand, or (ii) could have asserted in the Derivative Matters or in any other forum that arise out of, or are based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in any of the complaints filed in the Derivative Matters or in the Inspection Demand. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

1.18 “Released Defendants’ Claims” means all claims, including Unknown Claims (as defined in ¶ 1.28 below), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Matters; provided, however, that the Released Defendants’ Claims shall not include any claims by 3D Systems, any of its current or former directors, officers, employees, or any other Person claiming coverage under an insurance policy against the insurer(s) under such policy, or any claim by the Individual Defendants against the Company on matters unrelated to the Settlement. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

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1.19 “Released Persons” means each and all of the Individual Defendants, 3D Systems, and each and all of their Related Persons. “Released Person” means, individually, each of the Released Persons.

1.20 “Securities Action” means the action captioned In re 3D Sys. Secs. Litig., No. 1:21-cv-01920-NGG-TAM (E.D.N.Y.).

1.21 “Settlement” means the resolution of the Derivative Matters in accordance with the terms and conditions set forth in this Stipulation and its exhibits.

1.22 “Settlement Hearing” means any hearing or hearings at which the Court will consider final approval of the Settlement.

1.23 “Settling Parties” means, collectively, each of the Stockholders and each of the Defendants. “Settling Party” means, individually, each of the Settling Parties.

1.24 “Stockholders” means, collectively, (i) plaintiffs Eric Lesar and William Scanlon, each of whom commenced actions in the South Carolina Derivative Action; (ii) plaintiffs Thang Duc Nguyen and Geza Bohus, each of whom commenced actions in New York Federal Derivative Action; (iii) plaintiff Joseph F. Fernicola, who commenced the New York State Derivative Action; and (iv) Stockholder Amy Vandeveld, who served the Inspection Demand.

1.25 “Stockholders’ Counsel” means Bragar Eagel & Squire, P.C., Gainey McKenna & Egleston, Glancy Prongay & Murray LLP, Hynes & Hernandez, LLC, Johnson Fistel, LLP, Kahn Swick & Foti, LLC, and Robbins LLP, and any other law firm that appeared for the Stockholders in any of the Derivative Matters.

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1.26 “Summary Notice” means the Summary Notice to Current 3D Systems Stockholders, substantially in the form of Exhibit B-2 attached hereto.

1.27 “Term Sheet” means the agreement dated March 1, 2024 and executed by counsel for the Settling Parties which outlined all material substantive terms of the Settlement embodied by this Stipulation.

1.28 “Unknown Claims” means any and all Released Claims or Released Defendants’ Claims that Stockholders, Defendants, or any 3D Systems stockholder do not know or suspect to exist in his, her, or its favor at the time of the release, including claims that, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Claims or Released Defendants’ Claims. With respect to any and all Released Claims or Released Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Stockholders, Defendants, and all 3D Systems stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

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The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims or Released Defendants’ Claims, known or Unknown Claims, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the 3D Systems stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2.	Adoption of Corporate Governance Reforms and Acknowledgement of Substantial Corporate Benefits Resulting from the Derivative Matters

2.1 The 3D Systems Board will adopt, implement, and maintain the Corporate Governance Reforms upon the terms and conditions set forth in Exhibit A attached hereto within a period of ninety (90) days from issuance of final approval of the Settlement.

2.2 The Board will adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the Corporate Governance Reforms set forth in Exhibit A attached hereto, which will remain in effect for a period of no less than three (3) years (the “Commitment Term”); provided, however, that upon the expiration of the Commitment Term, the independent members of the Company’s Board shall review each corporate governance provision set out in the Corporate Governance Reforms and, by unanimous vote on each corporate governance provision, may elect to discontinue any corporate governance provision (“First Review”). Any corporate governance provisions not discontinued pursuant to the First Review shall remain in effect for an additional one (1) year. The result of the First Review shall be disclosed in the Company’s next regularly scheduled filing with the SEC. The corporate governance provisions that remain after the First Review shall be reviewed one (1) year later in the same manner and may be discontinued upon

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unanimous vote of the independent members of the Board (“Second Review”), and the result shall be disclosed in the Company’s next regularly scheduled filing with the SEC. Any corporate governance provisions not discontinued pursuant to the Second Review shall remain in effect for an additional one (1) year term, or longer at the Board’s discretion exercising its business judgment. Notwithstanding the foregoing, a corporate governance provision may be discontinued or modified during the Commitment Term if required by applicable law, regulation, or fiduciary duty to 3D Systems (“Fiduciary Out”). If a corporate governance provision is eliminated or modified per the Fiduciary Out, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgment of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. Any material changes made pursuant to the Fiduciary Out shall be disclosed in the Company’s next periodic filing with the SEC. Any other changes pursuant to the Fiduciary Out shall be reported by the Company after the Commitment Term as part of the results of the vote of the independent members of the Board described herein.

2.3 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms, detailed in Exhibit A attached hereto, confer substantial corporate benefits upon the Company under Delaware’s corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Matters were a substantial factor in the adoption, implementation, and maintenance of the Corporate Governance Reforms.

2.4 The Board, including each of its independent, non-Individual Defendant directors, will act by unanimous resolution, to memorialize their determination that the Settlement confers substantial benefits on 3D Systems and its stockholders, and is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders.

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3.	Notice and Approval

3.1 Promptly after execution of this Stipulation, Stockholders shall submit this Stipulation, together with its exhibits, to the Court and shall apply for entry of the Order Preliminarily Approving Settlement substantially in the form of Exhibit B attached hereto (the “Preliminary Approval Order”) requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined below in ¶ 3.2); and (iii) a date for the Settlement Hearing.

3.2 Notice shall consist of the approved Notice of Pendency and Proposed Settlement of the Derivative Matters (the “Notice”), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit B-1, and the Summary Notice substantially in the form attached hereto as Exhibit B-2.

3.3 3D Systems shall undertake the administrative responsibility for filing and publishing the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto. Within ten (10) business days after the entry of the Preliminary Approval Order, 3D Systems shall file a Form 8-K with the SEC, which shall include as attachments the Notice and the Stipulation (including all exhibits thereto), and shall cause the Summary Notice to be published one time in the Investor’s Business Daily or www.Investors.com. Also, within ten (10) business days after the entry of the Preliminary Approval Order, the SEC Form 8-K with attachments shall be made available on the investor relations page of the Company’s website until the Judgment becomes Final. Defendants shall pay for all costs associated with this notice program or any other form and manner of notice required by the Court. The Settling Parties believe the content and

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manner of the Notice, as set forth in this paragraph, constitutes adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants shall file with the Court an appropriate affidavit or declaration with respect to the filing and publication of the Notice and Summary Notice to the Company’s stockholders.

3.4 The Settling Parties agree to request that the Court hold a Settlement Hearing in the Derivative Matters no earlier than approximately sixty (60) calendar days after Notice is provided, at which the Court will consider and determine whether the Judgment, substantially in the form of Exhibit C attached hereto, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate; (ii) dismissing with prejudice the South Carolina Derivative Action against the Defendants; and (iii) releasing the Released Claims and Released Defendants’ Claims.

3.5 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the Derivative Matters should continue to be stayed (with the exception of the proceedings necessary to effectuate the consummation and final approval of the Settlement), and not to initiate any other proceedings other than those related to the Settlement itself.

4.	Stockholders’ Counsel’s Separately Negotiated Fee and Expense Amount

4.1 The Settling Parties agree that Stockholders’ Counsel in the Derivative Matters are entitled to a reasonable fee and expense amount based on the substantial benefits the Stockholders’ Counsel’s efforts and the Settlement have conferred and will confer on 3D Systems. After negotiating the principal terms of the Settlement, counsel for the Settling Parties, with the substantial assistance of the Mediator, negotiated the Fee and Expense Amount. As a result of these negotiations, 3D Systems and the Individual Defendants have agreed to cause their insurers to pay Stockholders’ Counsel the Fee and Expense Amount of $1,950,000.00 (subject to Court approval) in consideration of the substantial corporate benefits conferred upon 3D Systems and its stockholders by the Settlement, which were caused by Stockholders’ Counsel’s efforts.

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4.2 In full and final settlement of the claims asserted in the Derivative Matters against the Defendants and in consideration of the releases specified herein, Defendants’ insurance carriers shall cause the Fee and Expense Amount to be deposited by check or wire into an escrow account controlled by Stockholders’ Counsel within thirty (30) calendar days of (i) the entry of the Preliminary Approval Order, as defined in ¶ 3.1 herein, and (ii) the date on which Stockholders’ Counsel provides Defendants’ Counsel with sufficient written payment instructions, a W-9, and the name and contact information of an individual who can verbally confirm wire instructions, whichever is later, and shall be immediately releasable upon entry of the Judgment and an order approving the Fee and Expense Amount, notwithstanding the existence of any collateral attacks on the Settlement, including without limitation, any objections or appeals. In the event the Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Judgment is reversed or vacated or materially attacked, within ten (10) business days after written notification by Defendants’ Counsel, which shall include sufficient written payment instructions, Stockholders’ Counsel shall refund the Fee and Expense Amount by wire transfer to Defendants’ insurance carriers in accordance with the instructions to be provided by Defendants’ Counsel. Other than the obligation to pay or cause to be paid the Fee and Expense Amount, neither the Defendants nor any other Released Person shall have any obligations to make any other payment pursuant to this Stipulation, nor any responsibility, obligation, or liability with respect to the escrow account or the monies maintained therein or the administration related to the Fee and Expense Amount, including, without limitation, any responsibility or liability related to allocation of the Fee and Expense Amount among Stockholders’ Counsel, any fees, taxes, investment decisions, maintenance, supervision or distribution of any portion of the Fee and Expense Amount.

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4.3 The Settling Parties further stipulate that Stockholders may apply to the Court for reasonable service awards for Stockholders not to exceed $2,500.00 each (“Service Awards”), to be paid out of such Fee and Expense Amount awarded by the Court, and neither the Company nor the Individual Defendants will oppose any such awards consistent with such limits.

4.4 The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Stockholders’ Counsel’s attorneys’ fees and for the reimbursement of expenses and costs that have been incurred, or will be incurred, in connection with the Derivative Matters. Any disputes regarding the allocation of the Fee and Expense Amount among Stockholders’ Counsel shall be mediated, and, if necessary, finally decided and resolved by the Mediator on the terms and conditions set forth by the Mediator. Any fee allocation mediation or arbitration fees and costs shall be borne solely by Stockholders’ Counsel, and allocated by agreement or as finally determined by the Mediator.

5.	Releases

5.1 The New York Federal Derivative Action shall be dismissed with prejudice by Stockholders and the Inspection Demand withdrawn within seven (7) calendar days of the date that the Judgment entered by the Court becomes Final.

5.2 Upon the Effective Date, Stockholders (acting on their own behalf, and derivatively on behalf of 3D Systems), 3D Systems, and any Person acting on behalf of 3D Systems, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Individual Defendants and each and all the other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

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5.3 Upon the Effective Date, Stockholders (acting on their own behalf, and derivatively on behalf of 3D Systems), 3D Systems, and any Person acting on behalf of 3D Systems shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Individual Defendants or any other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

5.4 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against each and all of the Stockholders, Stockholders’ Counsel, and all Current 3D Systems Stockholders (solely in their capacities as 3D Systems stockholders). Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.

6.	Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

6.1 The Effective Date shall be conditioned on the occurrence of all of the following events:

a.	Court approval of the method of providing Notices, substantially in the form of Exhibits B-1 and B-2 attached hereto;

b.	dissemination of the Notices as set forth in ¶ 3.3;

c.	entry of the Judgment, substantially in the form of Exhibit C attached hereto, approving the Settlement without awarding costs to any party, except as provided herein;

d.	the payment of the Fee and Expense Amount in accordance with ¶¶ 4.1-4.2; and

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e.	the passing of the date upon which the Judgment becomes Final.

6.2 If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.

6.3 If for any reason the Effective Date does not occur, the Judgment does not become Final, or the Judgment is reversed or modified, or if this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation, or termination becomes final and not subject to review, and in the event that the Fee and Expense Amount has been paid to any extent in accordance with ¶¶ 4.1-4.2, (i) all Settling Parties shall be restored to their respective positions in the Derivative Matters that existed immediately prior to the date of execution of this Stipulation; (ii) all Releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (iii) Stockholders’ Counsel, including their law firms, partners, and/or shareholders, and Stockholders, who have received any portion of the Fee and Expense Amount shall within ten (10) business days after written notification from Defendants’ Counsel or from a court of appropriate jurisdiction, refund to Defendants’ insurance carriers all such fees and expenses previously paid to them from the Fee and Expense Amount, including any Service Awards, according to written instructions from Defendants’ counsel consistent with such reversal, modification, cancellation or termination; (iv) the terms and provisions of this Stipulation (other than those set forth in ¶¶ IV.1.1-IV.1.28, IV.6.2-IV.6.3, and IV.7.4-IV.7.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose; and (v) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Matters, or in any other action or proceeding.

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6.4 No order of the Court, modification, or reversal on appeal of any order of the Court concerning the Fee and Expense Amount, Service Awards, and interest awarded by the Court to Stockholders’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.

7.	Miscellaneous Provisions

7.1 The Settling Parties: (i) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation expeditiously.

7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Stockholders and 3D Systems and its stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The Judgment shall contain a finding that, during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Rule 11 of the South Carolina Judicial Branch Civil Court Rules, Rule 11 of the Federal Rules of Civil Procedure, and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the South Carolina Judicial Branch Civil Court Rules, Rule 11 of the Federal Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/or settlement of the Derivative Matters. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses.

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7.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that 3D Systems, the Individual Defendants, and any Released Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.

7.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (i) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; (ii) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (iii) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Stockholders that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Nothing in this Section, however, shall prevent the Released Persons from filing this Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

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7.5 All designations and agreements made and orders entered during the course of the Derivative Matters relating to the confidentiality of documents or information shall survive this Settlement.

7.6 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.7 In the event there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.

7.8 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf of, all Settling Parties or their respective successors-in-interest.

7.9 This Stipulation shall be deemed drafted equally by all parties hereto.

7.10 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents.

7.11 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Matters (including, without limitation, the Term Sheet), and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed.

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7.12 It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each Settling Party or believed by such party to be true; each Settling Party, therefore, expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law.

7.13 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, 3D Systems, Defendants’ Counsel, Stockholders, and Stockholders’ Counsel, shall bear their own fees, costs, and expenses.

7.14 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.

7.15 Stockholders represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claims or any portion thereof or interest therein.

7.16 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so.

7.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, legal representatives, and any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes.

7.18 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party.

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7.19 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. A facsimiled or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including facsimile and/or PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

7.20 Without affecting the finality of the Judgment entered in accordance with this Stipulation, except as otherwise provided for herein, the Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the Judgment, and for matters arising out of, concerning, or relating thereto.

7.21 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, delivered, and wholly performed in the State of Delaware, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Delaware without giving effect to South Carolina’s choice-of-law principles.

7.22 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

7.23 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.

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7.24 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.

ROBBINS LLP	Dated: April 30, 2024

/s/ Craig W. Smith
Craig W. Smith
Shane P. Sanders 5060 Shoreham Place, Suite 300 San Diego, CA 92122
(619) 525-3990 csmith@robbinsllp.com ssanders@robbinsllp.com

JOHNSON FISTEL, LLP	Dated: April 30, 2024

/s/ Michael I. Fistel, Jr.
Michael I. Fistel, Jr.
Mary Ellen Conner 40 Powder Springs Street Marietta, GA 30064 (470) 632-6000 michaelf@johnsonfistel.com maryellenc@johnsonfistel.com

Co-Lead Counsel for Plaintiffs in In re 3D Sys.

Corp. S’holder Derivative Litig., No. 2021-

CP-46-02308 (S.C. Ct. Com. Pl.-York Cnty.)

and Counsel for Plaintiff William Scanlon

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HYNES & HERNANDEZ, LLC	Dated: April 30, 2024

/s/ Michael J. Hynes
Michael J. Hynes Ligaya T. Hernandez 101 Lindenwood Drive, Suite 225 Malvern, PA 19355
(484) 875-3116 mhynes@hh-lawfirm.com lhernandez@hh-lawfirm.com

GLANCY PRONGAY & MURRAY LLP	Dated: April 30, 2024

/s/ Matthew M. Houston
Matthew M. Houston Benjamin I Sachs-Michaels 260 Madison Avenue, 21st Floor New York, NY 10016
(212) 935-7400 bsachsmichaels@glancylaw.com mhouston@glancylaw.com

Robert V. Prongay Pavithra Rajesh 1925 Century Park East, Suite 2100 Los Angeles, CA 90067
(310) 201-9150 rprongay@glancylaw.com prajesh@glancylaw.com

Co-Lead Counsel for Plaintiffs in In re 3D Sys. Corp. Stockholder Derivative Litig., Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.) and Counsel for Plaintiff Thang Duc Nguyen

BRAGAR EAGEL & SQUIRE, P.C.	Dated: April 30, 2024

/s/ Melissa A. Fortunato
Melissa A. Fortunato 810 Seventh Avenue, Suite 620 New York, NY 10019 (646) 860-9450 Fortunato@bespc.com

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Additional Counsel for Plaintiff Geza Bohus in

In re 3D Sys. Corp. Stockholder Derivative

Litig., Master File No. 1:21-cv-03389-NGG-

TAM (E.D.N.Y.)

KAHN SWICK & FOTI, LLC	Dated: April 30, 2024

/s/ Melinda A. Nicholson
Melinda A. Nicholson Nicolas Kravitz 1100 Poydras Street, Ste. 960 New Orleans, LA 70163 (504) 455-1400 melinda.nicholson@ksfcounsel.com nicolas.kravitz@ksfcounsel.com

Counsel for Stockholder Amy Vandeveld

GAINEY McKENNA & EGLESTON	Dated: April 30, 2024

/s/ Gregory M. Egleston
Gregory M. Egleston
Thomas J. McKenna 501 Fifth Avenue 19th Floor New York, NY 10017 (212) 983-1300 tjmcKenna@gme-law.com gegleston@gme-law.com

Counsel for Plaintiff Joseph F. Fernicola

ALSTON & BIRD	Dated: April 30, 2024

/s/ Elizabeth Gingold Clark
Elizabeth Gingold Clark
John A. Jordak, Jr.
Courtney Quirós 1201 West Peachtree Street
Atlanta, GA 30309
(404) 881-7000 elizabeth.clark@alston.com john.jordak@alston.com courtney.quiros@alston.com

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MAYNARD NEXSEN
Nikole Setzler Mergo Suite 700
1230 Main Street Columbia, SC 29201 (803) 771-8900
NMergo@nexsenpruet.com

Counsel for Defendants and Nominal

Defendant 3D Systems Corporation

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Exhibit A

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CORPORATE GOVERNANCE REFORMS TO BE IMPLEMENTED AND MAINTAINED BY 3D SYSTEMS, CORP. (“COMPANY”) AS A RESULT OF THE SETTLEMENT

The Company shall implement the below corporate governance reforms (“Reforms”) within ninety (90) days of issuance of Final Settlement Approval to remain in effect for no less than three (3) years (the “Commitment Term”); provided, however, that upon the expiration of the Commitment Term, the independent members of the Company’s Board of Directors (“Board”) shall review each corporate governance provision set out in the Reforms and, by unanimous vote on each corporate governance provision, may elect to discontinue any corporate governance provision (“First Review”). Any corporate governance provisions not discontinued pursuant to the First Review shall remain in effect for an additional one (1) year. The result of the First Review shall be disclosed in the Company’s next regularly scheduled filing with the U.S. Securities and Exchange Commission (“SEC”) (i.e., Form 10-Q, Form 10-K, or SEC Form 14(a) Proxy Statement). The corporate governance provisions that remain after the First Review shall be reviewed one (1) year later in the same manner and may be discontinued upon unanimous vote of the independent members of the Board (“Second Review”), and the result shall be disclosed in the Company’s next regularly scheduled filing with the SEC. Any corporate governance provisions not discontinued pursuant to the Second Review shall remain in effect for an additional one (1) year term, or longer at the Board’s discretion exercising its business judgment. Notwithstanding the foregoing, a corporate governance provision may be discontinued or modified during the Commitment Term if required by applicable law, regulation, or fiduciary duty to 3D Systems (“Fiduciary Out”).

If a corporate governance provision is discontinued or modified per the Fiduciary Out, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgment of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. Any material changes that are made pursuant to the Fiduciary Out shall be disclosed in the Company’s next periodic filing with the SEC. Any other changes pursuant to the Fiduciary Out shall be reported by the Company after the Commitment Term as part of the results of the vote of the independent members of the Board as described above.

In addition, the Company through its Board shall acknowledge and agree that Stockholders’1 efforts in connection with their respective Derivative Actions2 and Inspection Demand3 were a substantial factor in the adoption, implementation, and maintenance of these corporate governance reforms.

[1]	Eric Lesar, William Scanlon, Thang Duc Nguyen, Geza Bohus, Joseph F. Fernicola, and Amy Vandeveld.
[2]

In re 3D Sys. Corp. S’holder Derivative Litig., No. 2021-CP-46-02308 (S.C. Ct. Com. Pl.-York Cnty.), In re 3D Sys. Corp. Stockholder Derivative Litig., Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.), and In re Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613 / 2022 (Kings County, Supreme Court of the State of New York).

[3]	Inspection demand made by stockholder Amy Vandeveld on the Company pursuant to 8 Del. C. § 220.

1

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I.	AUDIT COMMITTEE

The Audit Committee currently comprises three members, including Committee Chair William E. Curran, Kevin S. Moore, and Claudia Napal Drayton. The Company shall replace Mr. Curran as the current Audit Committee Chair, with Ms. Drayton, effective as of the next Board vote in May 2024. Ms. Drayton, who joined the Board in December 2021 is not named in either the Derivative Actions or Inspection Demand. Having served as a public company Chief Financial Officer (“CFO”), Ms. Drayton is intimately familiar with all aspects of financial controls and SEC reporting, as well as the unique requirements of the global healthcare industry. Mr. Curran shall rotate off the Board in May 2024 after sixteen (16) years of service to the Company. In addition, Mr. Thomas W. Erickson, an independent director, shall replace Mr. Curran as an Audit Committee member.

Further to the above Audit Committee refreshment, the Company shall acknowledge Stockholders’ efforts led to certain revisions and enhancements to the Audit Committee Charter, including:

•

Requirement that Audit Committee members be “financially literate” and that at least one member of the Committee “be deemed an ‘audit committee financial expert’ as defined by the Securities and Exchange Commission”;

•

Requirement that the Audit Committee specifically review and discuss with management, the internal auditor and the independent auditor the Company’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to filing of Company periodic reports with the Securities and Exchange Commission;

•

Requirement that the Audit Committee review and approve related party transactions required to be disclosed under Item 404 of Regulation S-K and review and approve policies and procedures pertaining to related party transactions;

•

Requirement that the Audit Committee review with management, at least twice annually, the Company’s cybersecurity risk exposures and the steps management has taken to monitor or mitigate such exposures;

2

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•

Provision empowering the Audit Committee to request any officer or employee of the Company or the Company’s outside counsel or independent auditor attend a meeting of the Committee or separately meet with any members of, or consultants to, the Committee; and

•	Provision increasing the minimum number of Committee meetings from four (4) to six (6).

II.	CLAWBACK POLICY

The Company shall acknowledge Stockholders’ efforts were a substantial factor in the adoption and implementation of the Company’s new Clawback Policy, attached hereto as Exhibit A-1.

III.	BOARD INDEPENDENCE

The Company shall revise the Guidelines to require that at least three-quarters (3/4) of the directors comprising the Board shall be independent within the meaning of the New York Stock Exchange (“NYSE”) listing standards and as further described in Attachment A to the Guidelines.

IV.	INDEPENDENT CHAIRMAN OF THE BOARD

The Company will require the roles of the Chairman of the Board and Chief Executive Officer (“CEO”) be separate and that the Chairman meet the definition of “Director Independence” set forth in the Guidelines. The Chairman should be selected from the independent directors and shall chair all meetings of the Board and stockholders at which he or she is present.

V.	BOARD AND MANAGEMENT DIVERSITY

The Company shall extend the diversity initiatives memorialized in 3D’s Corporate Governance and Sustainability Charter, including with respect to efforts to meet its goal to achieve a mix of Board members that enhances the diversity of background, skills, and experience on the Board with respect to age, gender, international background, race, and specialized experience.

Accordingly, the Company shall require the Board to consider diversity in its nomination process and to consider underrepresented populations. When seeking candidates for nomination to the Board, each pool of candidates considered for nomination to the Board shall include at least one (1) woman and one (1) member of an underrepresented group. Similarly, the Company will use reasonable best efforts to include in each pool of candidates considered to fill a vacancy in the Company’s senior leadership of management at least one (1) woman and one (1) member of an underrepresented group.

Further, the Company shall endeavor to achieve and maintain greater diversity on the Board by 2030. To this end, the Company shall annually provide a graphic representation in the Company’s proxy statement reflecting the current Board-level diversity, including representation of certain key skills, qualities, attributes, and experiences of each director as well as demographic information based on voluntary self- identification by each individual director.

3

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VI.	SUSTAINABILITY

The Company shall acknowledge Stockholders’ efforts were a substantial factor in the adoption and implementation of the requirement in the Company’s Corporate Governance and Sustainability Committee Charter that the Committee shall review and monitor the Company’s environmental, social and governance (“ESG”) strategy, development of the sustainability program, policies and practices ongoing risk analysis, and ESG reporting.

VII.	DIRECTOR TERM LIMITS

The Company shall commit to continuing to require in the Corporate Governance Guidelines for the duration of the Commitment Term that no director shall serve on the Board beyond the later of the tenth anniversary of December 11, 2019 or the date on which the Director joined the Board. For the avoidance of doubt, this term limit does not apply to the Company’s CEO if he or she is also a director.

VIII.	QUARTERLY REPORTING

Management shall report to the Board, on a quarterly basis or more frequently as requested by the Board, regarding (i) any actual or expected material acquisitions or divestitures; (ii) Company financial performance, including anticipated impacts on Company financial performance related to acquisitions, divestitures, employment-related changes, and cash flow information presented in the Company’s public filings.

IX.	FORMALIZATION OF MERGERS & ACQUISITIONS COMMITTEE

The Company shall formalize its mergers and acquisitions working group into a committee and adopt and implement a new Mergers & Acquisitions Committee Policy, attached hereto as Exhibit A-2.

X.	FORMALIZATION OF DISCLOSURE COMMITTEE

The Company shall formalize its disclosure working group into a committee and adopt and implement a new Disclosure Committee Policy, attached hereto as Exhibit A- 3.

XI.	ENHANCEMENTS TO THE DUTIES AND RESPONSIBILITIES OF THE CHIEF COMPLIANCE OFFICER (“CCO”)

3D shall amend the duties and responsibilities of the CCO. The CCO must have executive-level experience in risk mitigation and the position shall separate from the Legal Department and senior management. The CCO’s responsibilities shall include, among other things, (i) advising the Company’s Audit Committee and Compliance Committee and acting as the liaison between management and the Board’s Compliance Committee; (ii)

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serving on the Company’s Disclosure Committee and advising the Audit Committee with respect to the accuracy, completeness, and timeliness of disclosures relating to material compliance issues and risks; and (iii) working with the Company’s Chief Legal Counsel (“CLC”) and CFO to evaluate the adequacy of the Company’s internal controls over legal- regulatory compliance, and developing proposals for improving these controls for the Board’s consideration.

XII.	COMPLIANCE FUNCTION TRAINING

The Company shall require annual mandatory training for all directors and Section 16 officers on topics concerning compliance, including regarding insider trading, applicable to the Company and the Company’s policies as set forth in the Company’s Code of Conduct and Code of Ethics.

Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under 3D Systems’ Code of Conduct and Code of Ethics. Each written certification shall be maintained by 3D Systems’ CLC and/or Compliance Team for a period of five (5) calendar years from the date it was executed.

XIII.	PUBLICATION OF CORPORATE GOVERNANCE POLICIES AND OTHER DOCUMENTS

The Company shall ensure its website reflects the Company’s Code of Conduct, Code of Ethics, Corporate Governance Guidelines, Insider Trading Policy, and the charters of each standing board-level committee (which currently include the Audit, Compensation, Corporate Governance and Sustainability, Compliance, and Technology Applications Committees).

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Exhibit A-1

ELECTRONICALLY FILED - 2024 May 14 5:27 PM - YORK - COMMON PLEAS - CASE#2021CP4602308

3D SYSTEMS CORPORATION

Clawback Policy

The 3D Systems Corporation Clawback Policy (“Policy”) applies to all Covered Employees (as defined below) of 3DS Systems Corporation, its subsidiaries, and its affiliates (“Company”). This Policy shall be interpreted in compliance with the Clawback Rules (as defined below).

Definitions

For purposes of this Policy, the following definitions will apply:

“Board” means the Company’s Board of Directors.

“Committee” means the Compensation Committee of the Company’s Board of Directors.

“Clawback Rules” means Section 10D of the Exchange Act and the New York Stock Exchange listing standards, as well as any other applicable law.

“Covered Employee” means all current or former Executive Officers and any current or former employee of the Company who holds or held the title of Senior Vice President or above.

“Effective Date” means October 2, 2023.

“Excess Compensation” means any amount of Incentive-Based Compensation Received by a Covered Employee on or after the Effective Date of this Policy that exceeds the amount of Incentive-Based Compensation that otherwise would have been Received had it been determined based on the restated financial information. Excess Compensation shall be calculated on a pre-tax basis.

“Executive Officer” means the Company’s officers for purposes of Section 16 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during any portion of the performance period of the applicable Incentive-Based Compensation.

“Incentive-Based Compensation” means any non-equity incentive plan awards, bonuses paid from a bonus pool, cash awards, equity or equity-based awards, or proceeds received upon sale of shares acquired through an incentive plan; provided that, such compensation is granted, earned, and/or vested based wholly or in part on the attainment of a financial performance measure, as determined in accordance with the Clawback Rules. Incentive-Based Compensation does not include any salaries, discretionary bonuses, non-equity incentive plan awards earned upon satisfying a strategic measure or operational measure (e.g., completion of a project), or equity-based awards that are not contingent on achieving any financial reporting measure (e.g., time vested stock options, restricted stock or restricted stock units).

“Lookback Period” means the three (3) completed fiscal years immediately preceding the earlier of the date on which (a) the Board or appropriate committee concludes or reasonably should have concluded that an accounting restatement is required or (b) a regulator, court, or other legally authorized body directs the Company to prepare a Restatement.

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“Received” means any Incentive-Based Compensation that is deemed received during the fiscal year in which the applicable financial reporting measure upon which the payment is based is achieved, even if payment or grant of the Incentive-Based Compensation occurs after the end of such fiscal year. Incentive-Based Compensation may be subject to multiple financial performance conditions but a Covered Employee need not satisfy all conditions to an award for the Incentive-Based Compensation to be deemed Received for purposes of this Policy.

“Restatement” means an accounting restatement that is required due to the Company’s material noncompliance with any financial reporting requirement under the applicable U.S. federal securities laws, including any required accounting restatement that either (a) corrects an error in a previously issued financial statement that is material to such previously issued financial statement or (b) corrects an error that is not material to a previously issued financial statement but would result in a material misstatement if left uncorrected in a current report or the error correction was not recognized in the current period.

Clawback Due to Accounting Restatement

In the event the Company is required to prepare a Restatement, the Committee or the Board shall require reimbursement or forfeiture (“clawback”) of any Excess Compensation Received by any Covered Employee during the applicable Look-Back Period, regardless of whether the Covered Employee engaged in misconduct or was otherwise directly or indirectly responsible, in whole or in part, for the Restatement.

In the event the Committee or the Board cannot determine the Excess Compensation from the information in the Restatement, then it will make its determination based on a reasonable estimate of the effect of the Restatement. Such determination will be final and binding, and the Board or Committee will maintain documentation supporting its determinations.

Clawback Method

The Committee or the Board may determine, in its sole discretion, the method for the clawback of any Excess Compensation subject to this Policy. Such methods may include, without limitation, direct payment from the Covered Employee to the Company, recovery of the Excess Compensation over time, the forfeiture or reduction of the Covered Employee’s future pay or awards, deferred repayment plans with Covered Employees to avoid unreasonable economic hardship, or any other method that will provide for recovery reasonably promptly and within a reasonable manner, except to the extent such method is prohibited by law or would violate Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

The Committee or the Board shall not be required to attempt to clawback Excess Compensation subject to this Policy if such clawback would be impracticable, violate home country laws, and/or involve tax-qualified retirement plans, as determined by the Committee or the Board in accordance with the Clawback Rules. Any determination that clawback is not required shall be documented by the Committee or the Board and provided to the New York Stock Exchange, as required by the Clawback Rules.

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General

In no event will the Company insure or indemnify any Covered Employee against (i) the loss of any Excess Compensation that is repaid, returned or recovered pursuant to the terms of this Policy, or (ii) any claims relating to the Company’s enforcement of its rights under this Policy. This Policy is in addition to (and not in lieu of) any right of repayment, forfeiture or right of offset against any employees that is required pursuant to any statutory repayment requirement (regardless of whether implemented at any time prior to or following the adoption or amendment of this Policy), including Section 304 of the Sarbanes-Oxley Act of 2002. Any amounts paid to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 shall be considered in determining any amounts recovered under this Policy.

The application and enforcement of this Policy does not preclude the Company from taking any other action to enforce a Covered Employee’s obligations to the Company, including termination of employment or institution of legal proceedings. Nothing in this Policy restricts the Company from seeking recoupment under any other compensation recoupment Policy or any applicable provisions in plans, agreements, awards or other arrangements that contemplate the recoupment of compensation from a Covered Employee. If a Covered Employee fails to repay Excess Compensation that is owed to the Company under this Policy, the Company shall take all appropriate action to recover such Excess Compensation from the Covered Employee, and the Covered Employee shall be required to reimburse the Company for all expenses (including legal expenses) incurred by the Company in recovering such Excess Compensation.

The terms of this Policy shall be binding and enforceable against all Covered Employees subject to this Policy and their beneficiaries, heirs, executors, or other legal representatives. If any provision of this Policy or the application of such provision to any Covered Employee shall be adjudicated to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Policy, and the invalid, illegal or unenforceable provisions shall be deemed amended to the minimum extent necessary to render any such provision (or the application of such provision) valid, legal or enforceable.

Each Covered Employee shall sign and return to the Company, within 30 calendar days following the later of (i) the Effective Date or (ii) the date the individual becomes a Covered Employee, the Acknowledgement Form attached hereto as Exhibit A, pursuant to which the Covered Employee agrees to be bound by, and to comply with, the terms and conditions of this Policy.

To the extent the Clawback Rules require recovery of incentive-based compensation in additional circumstances beyond those specified above, nothing in this Policy shall be deemed to limit or restrict the right or obligation of the Company to recover incentive-based compensation to the fullest extent required by the Clawback Rules.

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Exhibit A

3D SYSTEMS CORPORATION

Clawback Policy

Acknowledgement Form

By signing below, the undersigned acknowledges and confirms that the undersigned has received and reviewed a copy of the 3D Systems Corporation Clawback Policy (the “Policy”).

By signing below, the undersigned acknowledges and agrees that the undersigned is and will continue to be subject to the Policy and that the Policy will apply both during and after the undersigned’s employment with 3D Systems Corporation (the “Company”). Further, by signing below, the undersigned agrees to abide by the terms of the Policy, including, without limitation, by returning any Excess Compensation (as defined in the Policy) to the Company to the extend required by, and in a manner consistent with, the Policy.

COVERED EMPLOYEE

Signature

Print Name

Date

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Exhibit A-2

ELECTRONICALLY FILED - 2024 May 14 5:27 PM - YORK - COMMON PLEAS - CASE#2021CP4602308

Mergers and Acquisitions Committee Policy

The Company shall convene a management-level Mergers & Acquisitions Committee (“M&A Committee”) composed of the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Legal Counsel (“CLC”), and Chief Corporate Development Officer (“CCDO”) or similar designee.

In connection with any combination with an ongoing business, whether by merger, consolidation, or asset purchase in which the Company acquires a business (“Acquisition” or “Acquisitions”) that are material to the Company (which shall mean that the Acquisition is of a publicly traded company of any size or a private company with a purchase price at least equal to the lesser of $500 million or 15% of the Company’s market capitalization), the M&A Committee shall:

•

Evaluate any potentially significant or material risks attendant to any entity Acquisitions, mergers, joint ventures, and/or transactions, including their impact on achievement of the Company’s published earnings guidance, business objectives, and the effectiveness of its internal controls and disclosure functions;

•	Oversee due diligence concerning any potential Acquisition;

•	Upon the execution of a definitive agreement concerning an Acquisition, oversee the Acquisition target’s integration into the Company’s business structure and operations;

•

From contact with an Acquisition target until after the close of an Acquisition, ensure that public comments concerning a potential or announced Acquisition made by the Company or its representatives reflect true and accurate information;

•

Oversee the disposition of any Acquisitions and ensure that public comments concerning a potential or announced disposition made by the Company or its representatives reflect true and accurate information;

•

Develop recommendations for the management and oversight of post-transaction integration, including the assignment of executives responsible for monitoring and reporting on integration progress and challenges; and

•	Update the Board as needed on any material developments in the due diligence process for any Acquisitions.

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Exhibit A-3

ELECTRONICALLY FILED - 2024 May 14 5:27 PM - YORK - COMMON PLEAS - CASE#2021CP4602308

The Disclosure Committee Policy

The Company shall convene a Disclosure Committee composed of leaders from the controllership, internal reporting, legal, and finance, including the Company’s Chief Accounting Officer, to ensure timely, fair, accurate, and complete public disclosures.

The Disclosure Committee shall conduct questionnaires and respond to direct questions about disclosures in advance of each quarterly earnings announcement. The Disclosure Committee will be responsible for maintaining effective procedures in the preparation of the Company’s public statements and SEC filings.

The Disclosure Committee shall be responsible for ensuring the disclosure of all significant or material information in compliance with federal and state securities laws and regulations, and for regularly communicating pertinent information to the Audit Committee of the Board to enhance the effectiveness of its oversight of Company disclosures and internal controls. In particular, the Disclosure Committee shall work with the Audit, Compliance, and Mergers & Acquisitions Committees to the ensure the timely evaluation and accurate public disclosure of material information concerning (i) any actual or expected material acquisitions or divestitures; and (ii) Company financial performance, including anticipated impacts on Company financial performance related to acquisitions, divestitures, employment-related changes, and cash flow information presented in the Company’s public filings.

The Disclosure Committee shall evaluate the significance or materiality of new information, developments or events affecting the Company and determine the timing and appropriate method of disclosure of information deemed significant or material.

The Disclosure Committee shall monitor and evaluate the effectiveness of the Company’s disclosure procedures and internal controls; discuss the Company’s draft quarterly and annual financial statements, audit scope, and internal controls environment issues with the independent auditor; and develop and oversee the implementation of improvements to the Company’s disclosures and procedures as the Committee deems necessary and advisable.

The Disclosure Committee shall report, at least quarterly, to the Audit Committee of the Board, and at least annually to the full Board, any disclosure issues that the Disclosure Committee has identified that merit Board-level review, and periodically shall recommend improvements in the Company’s disclosure processes and procedures and internal controls environment.

The Company’s Chief Legal Counsel shall advise the Chief Executive Officer and Chief Financial Officer with respect to the certifications they must provide for the Company’s quarterly and annual reports.

In order to execute its responsibilities, the Disclosure Committee shall have access to all Company books, records, facilities and employees, including the external auditor.

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Exhibit B

ELECTRONICALLY FILED - 2024 May 14 5:27 PM - YORK - COMMON PLEAS - CASE#2021CP4602308

STATE OF SOUTH CAROLINA

COUNTY OF YORK

IN RE 3D SYSTEMS CORP.	Lead Case No. 2021-CP-46-02308
SHAREHOLDER DERIVATIVE LITIGATION
(CONSOLIDATED WITH CASE NO. 2021-CP-46-02312)

(Derivative Action)

This Document Relates To:

ALL ACTIONS

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT

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WHEREAS, a consolidated derivative action is pending before this Court captioned In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP-46-02308 (S.C. Ct. Com. Pl. York Cnty.) (the “Derivative Action”);

WHEREAS, plaintiffs Eric Lesar and William Scanlon in the Derivative Action (“Plaintiffs”) have made an application, pursuant to Rule 23(b)(1) of the South Carolina Judicial Branch Civil Court Rules for an order: (i) preliminarily approving the proposed settlement of the Derivative Action (the “Settlement”) in accordance with the Stipulation and Agreement of Settlement, dated April 30, 2024 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the Settlement and dismissal of the Derivative Action with prejudice; and (ii) approving the form and manner of the dissemination of the notices to Current 3D Systems Stockholders, attached as Exhibits B-1 and B-2 to the Stipulation (the “Notices”); and (iii) scheduling a date for the Settlement Hearing, pursuant to Rule 23(b)(1) of the South Carolina Judicial Branch Civil Court Rules for the Court to consider and determine whether to approve the terms of the Settlement as fair, reasonable, and adequate, including the payment of the Fee and Expense Amount, separately negotiated by the Settling Parties, and approval of Service Awards to be paid therefrom;

WHEREAS, the parties to the Stipulation having consented to entry of this Order;

WHEREAS, this Court has considered the Stipulation and the exhibits annexed thereto, Plaintiffs’ Motion for Preliminary Approval of the Settlement, all the papers filed, and arguments of the Settling Parties made in connection therewith; and

WHEREAS, unless otherwise defined herein, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation;

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NOW, THEREFORE, IT IS HEREBY ORDERED, this ___day of _______, 2024, that:

1. The Court hereby preliminarily approves the Stipulation and the Settlement set forth therein as being fair, reasonable and adequate, subject to further consideration at the Settlement Hearing described in ¶ 2 below.

2. A Settlement Hearing shall be held before this Court on _______________, 2024 at ____ __.m., at the Court of Common Pleas for the 16th Judicial Circuit, State of South Carolina, County of York, 2 South Congress Street, York, South Carolina 29745, for the following purposes:

(a) to determine whether the Settlement of the Derivative Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of 3D Systems and its stockholders;

(b) to determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Derivative Action and release the Released Claims;

(c) to determine whether to approve the agreed Fee and Expense Amount and Service Awards; and

(d) to consider any other matters that may be properly brought before the Court in connection with the Settlement.

3. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current 3D Systems Stockholders, and retains jurisdiction to consider all further applications arising out of, or in connection with, the Settlement.

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4. Within ten (10) business days after the date of this Order, 3D Systems shall file a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”), which shall include as attachments the Notice (substantially in the form attached to the Stipulation as Exhibit B-1) and the Stipulation (including all exhibits thereto), and shall cause the Summary Notice (substantially in the form attached to the Stipulation as Exhibit B-2) to be published one time in the Investor’s Business Daily or www.Investors.com. Also within ten (10) business days after the entry of this Order, the SEC Form 8-K with attachments shall be made available on the investor relations page of the Company’s website until the Judgment becomes Final.

5. The form and method of notice provided in ¶ 4 is the best notice practicable, constitutes due and sufficient notice of the Settlement Hearing to all Persons entitled to receive such a notice, and meets the requirements of Rule 23(b)(1) of the South Carolina Judicial Branch Civil Court Rules, due process, and all other applicable laws and rules.

6. At least ten (10) calendar days prior to the Settlement Hearing, 3D Systems’ counsel shall serve on Stockholders’ Counsel and file with the Court proof, by affidavit or declaration, of distribution of the Notice and Summary Notice.

7. Papers in support of final approval of the Settlement, the Fee and Expense Amount, and Service Award shall be filed with the Court and served at least twenty-eight (28) calendar days prior to the Settlement Hearing. The Settling Parties shall file with the Court and serve responses to any objections filed with the Court pursuant to ¶ 8 herein at least seven (7) calendar days prior to the Settlement Hearing.

8. Any Current 3D Systems Stockholders may object to the Settlement of the Derivative Action, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the Person’s or entity’s objection(s) and the reasons for such objection(s) and shall also take the following actions and be subject to the following conditions:

(a) submit a written statement identifying such Person’s or entity’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel;

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(b) state the case name and number, In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP-46-02308 (S.C. Ct. Com. Pl. York Cnty.);

(c) provide proof of current ownership of 3D Systems common stock, as well as documentary evidence of when such stock ownership was acquired;

(d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s);

(e) identify any case (by name and court) in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and

(f) include a proof of service.

If the stockholder wishes to appear at the Settlement Hearing, whether personally or through counsel, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the Court of Common Pleas, 16th Judicial Division, for the State of South Carolina, County of York, and delivered by hand or by First Class Mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing:

JOHNSON FISTEL, LLP	ALSTON & BIRD
Michael I. Fistel, Jr.	Elizabeth Gingold Clark
40 Powder Springs Street	1201 West Peachtree
Marietta, GA 30064	Street
Atlanta, GA 30309-3424
Counsel for Plaintiffs in the
Derivative Action	Counsel for Defendants

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Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Judgment, Fee and Expense Amount, and Service Awards; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein.

9. Copies of any written statements and materials sent by any Current 3D Systems Stockholders pertaining to such stockholder’s objection, as provided for in ¶ 8 herein, that are received by Johnson Fistel, LLP, must be sent by Johnson Fistel, LLP to all other Stockholders’ Counsel via email within three (3) calendar days after Johnson Fistel, LLP receives any such written statements and materials.

10. Pending final determination of whether the Settlement should be approved, all proceedings and discovery in the Derivative Action and all further activity between the Settling Parties regarding or directed toward the Derivative Action, save for those activities and proceedings relating to the Stipulation and the Settlement, shall be stayed.

11. Pending the Effective Date of the Stipulation or the termination of the Stipulation according to its terms in the event the Stipulation is so terminated, Stockholders and/or any 3D Systems stockholder, derivatively on behalf of 3D Systems, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

12. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to 3D Systems stockholders.

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13. Neither the Settlement (whether or not consummated), the Stipulation (including any exhibits attached thereto), the negotiations leading to the Settlement or the execution of the Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) shall be offered or received against the Defendants as evidence of, or construed as or deemed to be evidence of any presumption, concession, admission, or evidence of the truth of any allegation by Stockholders or any 3D Systems stockholder or the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; (b) shall be offered or received as a presumption, concession, admission, or evidence of, any liability, fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum; or (c) is, may be deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence against Stockholders that any of their claims lack merit, or that any defenses asserted by the Individual Defendants lack merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim, and any of the Settling Parties may file this Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

14. In the event that the Settlement is not approved by the Court, the Effective Date does not occur, or the Settlement is terminated as provided in the Stipulation, the Settling Parties shall be restored to their respective positions in the Derivative Action that existed immediately prior to the date of execution of the Stipulation and as set forth in ¶ IV.6.3 of the Stipulation. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ IV.1.1-IV.1.28,

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IV.6.2-IV.6.3, and IV.7.4-IV.7.5, shall have no further force and effect with respect to the Settling Parties, and shall not be used in the Derivative Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

15. The Court retains jurisdiction over the Derivative Action to consider all further matters arising out of or connected with the Settlement.

IT IS SO ORDERED.

DATED:
THE HONORABLE DANIEL D. HALL
SIXTEENTH JUDICIAL CIRCUIT

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Exhibit B-1

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STATE OF SOUTH CAROLINA

COUNTY OF YORK

IN RE 3D SYSTEMS CORP.	Lead Case No. 2021-CP-46-02308
SHAREHOLDER DERIVATIVE LITIGATION
(CONSOLIDATED WITH CASE NO. 2021- CP-46-02312)

(Derivative Action)

This Document Relates To:

ALL ACTIONS

NOTICE OF PENDENCY AND PROPOSED

SETTLEMENT OF STOCKHOLDER DERIVATIVE MATTERS

TO:

ALL OWNERS OF COMMON STOCK OF 3D SYSTEMS CORPORATION (“3D SYSTEMS” OR THE “COMPANY”) AS OF APRIL 30, 2024 (“CURRENT 3D SYSTEMS STOCKHOLDERS”) (EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF 3D SYSTEMS, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS, AND ANY ENTITY IN WHICH THE INDIVIDUAL DEFENDANTS HAVE OR HAD A CONTROLLING INTEREST) AND THEIR SUCCESSORS-IN-INTEREST.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY, AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE MATTERS, STOCKHOLDERS OF 3D SYSTEMS AND 3D SYSTEMS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

PLEASE NOTE THAT THE DERIVATIVE MATTERS ARE NOT A “CLASS ACTION” AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE MATTERS.

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YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Court of Common Pleas for the 16th Judicial Circuit of the State of South Carolina, County of York (the “Court”) that a proposed Settlement1 has been reached between the parties to a consolidated stockholder derivative action captioned In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP- 46-02308 (S.C. Ct. of Com. Pl. York Cnty.) (the “Derivative Action”). The terms of the proposed Settlement of the Derivative Action are set forth in the Stipulation and the exhibits attached thereto. In addition to the Derivative Action, if approved, the Settlement will also resolve the following related derivative matters: (i) In re 3D Systems Corp. S’holder Derivative Litigation, Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.); (ii) Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613/2022 (N.Y. Sup. Ct., Kings Cnty.); and (iii) a stockholder inspection demand pursuant to 8 Del. C. § 220 dated September 16, 2022 (collectively, with the Derivative Action, the “Derivative Matters”) . This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including Exhibit A thereto, which has been filed with the Court and which was also filed, along with this Notice, as part of a Form 8-K with the U.S. Securities and Exchange Commission by the Company on [date].

The Derivative Matters variously allege claims for breach of fiduciary duty and other related claims against the Individual Defendants in connection with the Individual Defendants’ alleged: (i) failure to integrate Cimatron Ltd. after its acquisition by the Company for $97 million, followed by the sale of Cimatron Ltd. for $65 million; (ii) failure to properly account for the Cimatron Ltd. sale due to internal controls deficiencies; (iii) failure to properly recognize revenue and disclose the Company’s collaborative arrangement with United Therapeutics Corporation; (iv) making of false and misleading statements regarding the Company’s fourth quarter 2020 performance; (v) failure to monitor and remediate quality control problems with powder management units used for the Company’s high-end DMP Factory printers, and subsequent failure to account for this in inventory disclosures; (vi) implementation of a restructuring plan that included a nearly 20% reduction of the Company’s workforce; (vii) conscious disregard of internal controls deficiencies and making of false and misleading statements attesting to the adequacy of same; and (viii) failure to provide adequate oversight of the Company to prevent any of the above. The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Derivative Matters.

Pursuant to the terms of the Settlement set forth in the Stipulation, 3D Systems agrees to adopt and/or maintain certain Corporate Governance Reforms that are set forth in Exhibit A to the Stipulation within ninety (90) days of issuance of final approval of the Settlement and shall be maintained for a period of no less than three (3) years (the “Commitment Term”). The Board will adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the Corporate Governance Reforms set forth in Exhibit A attached to the Stipulation, which will remain in effect for the Commitment Term; provided, however, that upon the expiration of the Commitment Term, the independent members of the Company’s Board shall review each corporate governance provision set out in the Corporate Governance Reforms and, by unanimous vote on each corporate governance provision, may elect to discontinue a corporate governance provision (“First Review”). Any corporate governance provisions not discontinued pursuant to the First Review shall remain in effect for an additional one (1) year. The result of the First Review shall be disclosed in the Company’s next regularly scheduled filing with the U.S. Securities and Exchange Commission (“SEC”). The corporate governance provisions that remain after the First

[1]	All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated April 30, 2024 (the “Stipulation”).

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Review shall be reviewed one (1) year later in the same manner and may be discontinued upon unanimous vote of the independent members of the Board (“Second Review”), and the result shall be disclosed in the Company’s next regularly scheduled filing with the SEC. Any corporate governance provisions not discontinued pursuant to the Second Review shall remain in effect for an additional one (1) year term, or longer at the Board’s discretion exercising its business judgment. Notwithstanding the foregoing, a corporate governance provision may be discontinued or modified during the Commitment Term if required by applicable law, regulation, or fiduciary duty to 3D Systems (“Fiduciary Out”). If a corporate governance provision is eliminated or modified per the Fiduciary Out, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgment of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. Any material changes made pursuant to the Fiduciary Out shall be disclosed in the Company’s next periodic filing with the SEC. Any other changes pursuant to the Fiduciary Out shall be reported by the Company after the Commitment Term as part of the results of the vote of the independent members of the Board described herein.

Additionally, 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms, as detailed in Exhibit A to the Stipulation, confer substantial corporate benefits upon the Company under Delaware’s corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Matters were a substantial factor in the adoption, implementation, and maintenance of the Corporate Governance Reforms. A full recitation of the Corporate Governance Reforms can be found by reviewing the Stipulation and Exhibit A at the following website: https://www.3dsystems.com/investor.

Stockholders’ Counsel believe that the Settlement confers substantial benefits on 3D Systems and its stockholders, including, inter alia, the adoption of the following categories of Corporate Governance Reforms (further detailed in Exhibit A to the Stipulation): (i) enhanced board independence and oversight reforms; (ii) Audit Committee refreshment and enhancement; (iii) mandatory quarterly reporting from management to the Board regarding acquisitions, divestitures, employment-related changes, the Company’s financial performance, and cash flow information presented in the Company’s public filings; (iv) separation of the roles of Chief Executive Officer and chair of the Board; (v) adoption and implementation of a Clawback Policy on October 2, 2023 requiring the reimbursement or forfeiture of excess incentive-based compensation received by the Company’s executive officers in the event of an accounting restatement (attached as Exhibit A-1 to the Stipulation); (vi) formalization of a Mergers & Acquisitions Committee and the adoption and implementation of a new policy regarding same (attached as Exhibit A-2 to the Stipulation); (vii) formalization of a Disclosure Committee and the adoption and implementation of a new policy regarding same (attached as Exhibit A-3 to the Stipulation); (viii) enhancements to the duties of the Chief Compliance Officer; and (ix) other enhancements to policies and oversight designed to reduce opportunities and incentives to commit similar wrongdoing as alleged in the Derivative Matters.

Based on the substantial benefits Stockholders’ Counsel’s efforts and the Settlement have conferred and will confer on the Company, the Individual Defendants agreed to cause their insurance carriers to pay an award of attorneys’ fees and expenses to be paid to Stockholders’ Counsel in the total amount of $1,950,000.00 (the “Fee and Expense Amount”), and agreed not to

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oppose an application by Stockholders to the Court for reasonable service awards not to exceed $2,500.00 per Stockholder, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and the Service Awards, are subject to approval by the Court.

YOU ARE HEREBY NOTIFIED that, a hearing will be held on _______________, 2024 at ____ __.m., before the Honorable Daniel D. Hall of the Court of Common Pleas, 16th Judicial Division, for the State of South Carolina, County of York, 2 South Congress Street, York, South Carolina 29745, to (i) determine whether the proposed Settlement of the Derivative Matters on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of 3D Systems and its stockholders; (ii) hear and rule on any objections to the proposed Settlement, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards that are timely submitted as specified below; (iii) determine whether to approve the agreed Fee and Expense Amount and Service Awards, and (iv) determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Derivative Matters and release the Released Claims.

Any Current 3D Systems Stockholder may object to the Settlement of the Derivative Matters, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Award, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the stockholder’s objection(s) and the reasons for such objection(s) and shall also: (a) submit a written statement identifying such stockholder’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re 3D Systems Corp. S’holder Derivative Litigation, Lead Case No. 2021-CP-46-02308 (S.C. Ct. of Com. Pl. York Cnty.); (c) provide proof of current ownership of 3D Systems common stock, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case, by name and court, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service. If the stockholder (whether personally or through counsel) wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the Court of Common Pleas, 16th Judicial Division, for the State of South Carolina, County of York, and delivered by hand or by First Class Mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing:

JOHNSON FISTEL, LLP	ALSTON & BIRD
Michael I. Fistel, Jr.	Elizabeth Gingold Clark
40 Powder Springs Street	1201 West Peachtree Street
Marietta, GA 30064	Atlanta, GA 30309-3424

Counsel for Plaintiffs in the	Counsel for Defendants
Derivative Action

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Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein.

Current 3D Systems Stockholders that have no objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards do not need to appear at the Settlement Hearing or take any other action.

Inquiries regarding the proposed Settlement also may be made to counsel for the plaintiffs in the Derivative Action: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, GA 30064, telephone: (470) 632-6000.

DATED: ____________, 2024	BY ORDER OF THIS COURT
COURT OF COMMON PLEAS FOR THE
16TH JUDICIAL CIRCUIT
STATE OF SOUTH CAROLINA,
COUNTY OF YORK

DO NOT CONTACT THE CLERK OF THE COURT REGARDING THIS NOTICE

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Exhibit B-2

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STATE OF SOUTH CAROLINA

COUNTY OF YORK

IN RE 3D SYSTEMS CORP.	Lead Case No. 2021-CP-46-02308
SHAREHOLDER DERIVATIVE LITIGATION
(CONSOLIDATED WITH CASE NO. 2021- CP-46-02312)

(Derivative Action)

This Document Relates To:

ALL ACTIONS

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF 3D SYSTEMS CORPORATION (“3D SYSTEMS” OR “THE COMPANY”)

PLEASE READ THIS SUMMARY NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

YOU ARE HEREBY NOTIFIED that the above-captioned consolidated stockholder derivative action (the “ Derivative Action”), is being settled on the terms set forth in the Stipulation and Agreement of Settlement dated as of April 30, 2024 (the “Stipulation” or “Settlement”). In addition to the Derivative Action, the Settlement also resolves the following related derivative matters: (i) In re 3D Sys. Corp. S’holder Derivative Litig., Master File No. 1:21-cv-03389-NGG-TAM (E.D.N.Y.); (ii) Joseph F. Fernicola v. Malissia R. Clinton, et al., Index No. 512613/2022 (N.Y. Sup. Ct., Kings Cnty.); and (iii) a stockholder inspection demand pursuant to 8 Del. C. § 220 dated September 16, 2022 (collectively, with the Derivative Action, the “Derivative Matters”). This Summary Notice is provided by order of the Court of Common Pleas, 16th Judicial Division, for the State of South Carolina, County of York (the “Court”).

The Derivative Matters allege claims for breach of fiduciary duty and related claims against the Individual Defendants.1 Pursuant to the terms of the Settlement set forth in the Stipulation and Exhibit A thereto, 3D Systems agrees to adopt and/or maintain certain Corporate Governance Reforms within ninety (90) days of issuance of final approval of the Settlement. The Board will adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the Corporate Governance Reforms set forth in Exhibit A attached to the Stipulation, which will remain in effect for a period of no less than three (3) years (the “Commitment Term”); provided, however, that upon the expiration of the Commitment Term, the independent members of the Company’s Board shall review each corporate governance provision set out in the Corporate Governance Reforms and, by unanimous vote on each corporate governance provision, may elect

[1]	All capitalized terms herein have the same meanings as set forth in the Stipulation.

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to discontinue a corporate governance provision (“First Review”). Any corporate governance provisions not discontinued pursuant to the First Review shall remain in effect for an additional one (1) year. The result of the First Review shall be disclosed in the Company’s next regularly scheduled filing with the U.S. Securities and Exchange Commission (“SEC”). The corporate governance provisions that remain after the First Review shall be reviewed one (1) year later in the same manner and may be discontinued upon unanimous vote of the independent members of the Board (“Second Review”), and the result shall be disclosed in the Company’s next regularly scheduled filing with the SEC. Any corporate governance provisions not discontinued pursuant to the Second Review shall remain in effect for an additional one (1) year term, or longer at the Board’s discretion exercising its business judgment. Notwithstanding the foregoing, a corporate governance provision may be discontinued or modified during the Commitment Term if required by applicable law, regulation, or fiduciary duty to 3D Systems (“Fiduciary Out”). If a corporate governance provision is eliminated or modified per the Fiduciary Out, the Board shall within twenty (20) business days adopt a replacement provision that accomplishes substantially the same objective; provided, however, that no such replacement provision need be adopted if, in the reasonable good faith business judgement of a majority of the Board’s independent directors, it is not possible to do so in a manner consistent with the law. Any material changes made pursuant to the Fiduciary Out shall be disclosed in the Company’s next periodic filing with the SEC. Any other changes pursuant to the Fiduciary Out shall be reported by the Company after the Commitment Term as part of the results of the vote of the independent members of the Board described herein.

Based on the substantial benefits Stockholders’ Counsel’s efforts and the Settlement have conferred and will confer on the Company, the Individual Defendants agreed to cause their insurance carriers to pay an award of attorneys’ fees and expenses to be paid to Stockholders’ Counsel in the total amount of $1,950,000.00 (the “Fee and Expense Amount”), and agreed not to oppose an application by Stockholders to the Court for reasonable service awards not to exceed $2,500.00 per Stockholders, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and the Service Awards, are subject to approval by the Court. Defendants have denied and continue to deny each and all of the claims and allegations of wrongdoing asserted in the Derivative Matters. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation.2

On _______________, 2024 at ____ __.m., a hearing (the “Settlement Hearing”) will be held before the Honorable Daniel D. Hall of the Court of Common Pleas, 16th Judicial Division, for the State of South Carolina, County of York, 2 South Congress Street, York, South Carolina 29745, to determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and should be approved; hear and rule on any objections thereto; determine whether the Order and Final Judgment should be entered; and determine the amount of fees and expenses that should be awarded to Stockholders’ Counsel.

[2]	A copy of the Stipulation has been filed with the Court and may also be viewed at the following website: https://www.3dsystems.com/investor.

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This Summary Notice provides a condensed overview of certain provisions of the Stipulation and the full Notice of Pendency and Proposed Settlement of Stockholder Derivative Matters (the “Full Notice”). It is not a complete statement of the events of the Derivative Matters or the terms set forth in the Stipulation. For additional information about the claims asserted in the Derivative Matters and the terms of the proposed Settlement, you may inspect the Stipulation and other papers filed in the Derivative Action at the Clerk of Court’s office at any time during regular business hours. In addition, copies of the Stipulation and the Full Notice are available on the investor relations section of the Company’s website. Inquiries regarding the proposed Settlement also may be made to counsel for the plaintiffs in the Derivative Action: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, GA 30064.

You may enter an appearance before the Court, at your own expense, individually or through counsel of your choice. If you want to object at the Settlement Hearing, you must be a Current 3D Systems Stockholder and you must first comply with the procedures for objecting, which are set forth in the Stipulation and its accompanying exhibits, including the Full Notice. Any objection to any aspect of the Settlement must be filed with the Clerk of the Court no later than ______________, in accordance with the procedures set forth in the Stipulation and the Full Notice. Any Current 3D Systems Stockholder who fails to object in accordance with such procedures will be bound by the Order and Final Judgment of the Court granting final approval to the Settlement, and shall be deemed to have waived the right to object (including the right to appeal) and forever shall be barred, in this proceeding or in any other proceeding, from raising such objection.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS SUMMARY NOTICE.

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Exhibit C

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STATE OF SOUTH CAROLINA

COUNTY OF YORK

IN RE 3D SYSTEMS CORP.	Lead Case No. 2021-CP-46-02308
SHAREHOLDER DERIVATIVE LITIGATION
(CONSOLIDATED WITH CASE NO. 2021-CP-46-02312)

(Derivative Action)

This Document Relates To:

ALL ACTIONS

[PROPOSED] FINAL ORDER AND JUDGMENT

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On the __ day of __________, 2024, a hearing having been held before this Court pursuant to the Order Preliminarily Approving Settlement dated _______, 2024 (the “Preliminary Approval Order”), to determine: (1) whether the terms and conditions of the Stipulation and Agreement of Settlement dated as of April 30, 2024 including all exhibits thereto (the “Stipulation”) are fair, reasonable, and adequate for the settlement of all claims asserted against the Defendants in the operative complaints now pending in this Court under the above caption (the “Derivative Action”), including the release of the Released Persons, and should be approved; and (2) whether judgment should be entered dismissing the Derivative Action on the merits and with prejudice in favor of the Defendants herein. The Court having considered all matters submitted to it at the hearing and otherwise, and it appearing that due and adequate notice having been given by 3D Systems Corporation (“3D Systems” or the “Company”) to Current 3D Systems Stockholders substantially in the forms approved by the Court in the Court’s Preliminary Approval Order, and the Court having considered all papers filed and proceedings held herein, and otherwise being fully informed, and good cause appearing therefor, and all capitalized terms used herein having the meanings set forth and defined in the Stipulation.

NOW, THEREFORE IT IS HEREBY ORDERED THAT:

1. This Final Order and Judgment (“Judgment”) incorporates herein the Stipulation, including the exhibits thereto.

2. This Court has jurisdiction to enter this Judgment. This Court has jurisdiction over the subject matter of the Derivative Action, including all matters necessary to effectuate the Settlement, as well as personal jurisdiction over all Settling Parties.

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3. The record shows that Notice has been given to all Current 3D Systems Stockholders in the manner approved by the Court in the Preliminary Approval Order. The Court finds that such Notice: (i) constitutes reasonable and the best notice practicable under the circumstances; (ii) constitutes notice that was reasonably calculated, under the circumstances, to apprise all Current 3D Systems Stockholders of the pendency of the Derivative Action, the terms of the Settlement, and Current 3D Systems Stockholders’ right to object to and to appear at the Settlement Hearing held on the ___ day of ____________________, 2024; (iii) constitutes due, adequate, and sufficient notice to all Persons or entities entitled to receive notice in accordance with Rule 23(b)(1) of the South Carolina Judicial Branch Civil Court Rules; and (iv) meets the requirements of due process and all other applicable law.

4. In light of the substantial benefits to the Company, the complexity, expense, possible duration of further litigation against the Individual Defendants, and the uncertainty inherent in the continued prosecution of the claims in the Derivative Action through trial and any subsequent appeal(s), the Court hereby fully and finally approves the Settlement, pursuant to Rule 23(b)(1) of the South Carolina Judicial Branch Civil Court Rules, as set forth in the Stipulation in all respects, and finds that the Settlement is, in all respects, fair, reasonable, and adequate, and in the best interests of 3D Systems and its stockholders. This Court further finds the Settlement set forth in the Stipulation is the result of arm’s-length negotiations between experienced counsel representing the interests of 3D Systems, 3D Systems’ stockholders, and the Individual Defendants.

5. The Settling Parties are hereby directed to implement and consummate the Settlement according to the terms and provisions of the Stipulation.

6. The Derivative Action and all claims contained therein, as well as all of the Released Claims, are dismissed on the merits and with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation and in this Judgment.

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7. The Court finds and concludes that the Settling Parties and their respective counsel, have at all times complied with each requirement of Rule 11 of the South Carolina Judicial Branch Civil Court Rules and Rule 11 of the Federal Rules of Civil Procedure in connection with the institution, prosecution, defense, and/or settlement of this Derivative Action.

8. Upon the Effective Date, Stockholders (acting on their own behalf and derivatively on behalf of 3D Systems), shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims (including Unknown Claims) against the Individual Defendants and each and all of the other Released Persons. Stockholders are bound by this Judgment including, without limitation, the release of claims as set forth in the Stipulation. The Released Claims are hereby compromised, settled, released, discharged, and dismissed as against the Individual Defendants or any other Released Persons on the merits and with prejudice by virtue of the proceedings herein and this Judgment. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

9. Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Stockholders and Stockholders’ Counsel from the Released Defendants’ Claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Action or the Released Defendants’ Claims.

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10. Neither this Judgment, the Settlement (whether or not consummated), the Stipulation (including any exhibits attached thereto), nor any of its terms and provisions, nor any negotiations, discussions, or proceedings connected with the Settlement or Stipulation, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be: (a) offered or received against the Released Persons as a presumption, concession, or admission by any of the Released Persons, or evidence of the validity or lack of validity of any Released Claims, or of any fault, wrongdoing, or liability of the Settling Parties or Released Persons; or (b) offered or received against the Released Persons as evidence of a presumption, an admission, or of any liability, fault, or omission of any of the Settling Parties or Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.

11. The Court hereby approves the agreed Fee and Expense Amount in the amount of $________________________ in accordance with the Stipulation.

12. The Court hereby approves Service Awards in the amount of $_________________ to each of the Stockholders, to be paid out of the Fee and Expense Amount, in accordance with the Stipulation.

13. Payment of the Fee and Expense Amount and Service Awards made by the Defendants’ insurance carriers, as specified in ¶¶ IV.4.1-IV.4.3 of the Stipulation, shall be immediately releasable upon the entry of this Judgment, notwithstanding the existence of any collateral attacks on the Settlement, the Fee and Expense Amount, and/or the Service Awards, including, without limitation, any objections or appeals, in accordance with the terms and conditions set forth in the Stipulation.

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14. Without affecting the finality of this Judgment, the Court retains continuing and exclusive jurisdiction over all matters relating to administration, consummation, enforcement, and interpretation of the Stipulation, the Settlement, and of this Judgment, to protect and effectuate this Judgment, and for any other necessary purpose. Stockholders, Defendants, and each 3D Systems stockholder are hereby deemed to have irrevocably submitted to the exclusive jurisdiction of this Court, for the purpose of any suit, action, proceeding, or dispute arising out of, or relating to, the Settlement or the Stipulation, including the exhibits thereto, and only for such purposes. Without limiting the generality of the foregoing, and without affecting the finality of this Judgment, the Court retains exclusive jurisdiction over any such suit, action, or proceeding.

15. In the event that the Settlement is terminated as provided in the Stipulation or the Effective Date does not occur, this Judgment shall be vacated, and all orders entered, and releases delivered, in connection with the Stipulation and this Judgment shall be null and void, except as otherwise provided for in the Stipulation, and the Settling Parties shall be returned to their respective positions that existed immediately prior to the date of the execution of the Stipulation and as set forth in ¶ IV.6.3 of the Stipulation.

16. Without further order of the Court, the parties to the Stipulation are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits thereto to effectuate the Settlement that are not materially inconsistent with this Judgment.

17. There is no just reason for delay in the entry of this Judgment as a final judgment in this Derivative Action and immediate entry by the Clerk is expressly directed.

Signature on following page.

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IT IS SO ORDERED.

DATED:___________________
THE HONORABLE DANIEL D. HALL
SIXTEENTH JUDICIAL CIRCUIT

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